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                              THE RBB FUND, INC.

                     N/I NUMERIC INVESTORS Micro Cap Fund
                       N/I NUMERIC INVESTORS Growth Fund
                      N/I NUMERIC INVESTORS Mid Cap Fund
                  N/I NUMERIC INVESTORS Small Cap Value Fund


                 Supplement dated July 19, 2001 to Prospectus
                            dated December 31, 2000



     Capitalized terms not defined in this Supplement have the meaning assigned to them in the Prospectus.

     Numeric has developed additional proprietary computer models to aid in the stock selection process. The following replaces the information under the heading "Numeric's Investment Style-Quantitative Approach" on pages 1-2 of the Prospectus and supplements the information on pages 3-8 concerning the Primary Investment Strategies of each Fund:


QUANTITATIVE APPROACH. To meet each Fund's investment objective, Numeric Investors L.P.(R) ("Numeric"), the Funds' investment adviser, uses quantitative investment techniques. These quantitative techniques rely on several proprietary computer models developed by Numeric to aid in the stock selection process. Currently, Numeric classifies their models into the following types:

THE VALUE STOCK MODEL--This model attempts to find companies for purchase or sale whose stocks Numeric believes are mispriced relative to their projected earnings, growth and quality. In searching for stocks with market valuations lower than the average market valuation of stocks, this model considers, among other characteristics, price to earnings ratios and price to book ratios. The Value Stock Model is the primary model used in the management of the N/I NUMERIC INVESTORS Small Cap Value Fund. This model is given equal consideration in the management of the N/I NUMERIC INVESTORS Mid Cap Fund along with the Growth Stock Model (described below).

THE GROWTH STOCK MODEL OR ESTREND/TM/ MODEL--This model attempts to find companies for purchase or sale whose earnings are improving more rapidly than the earnings of the average company. It also measures recent changes in Wall Street analysts' earnings forecasts for each company, selecting for purchase companies judged likely to experience upward revisions in earnings estimates, and for sale companies thought likely to suffer downward revisions. The Growth Stock Model is the

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primary model used in the management of the N/I NUMERIC INVESTORS Micro Cap and
N/I NUMERIC INVESTORS Growth Funds. This model is given equal consideration in the management of the N/I NUMERIC INVESTORS Mid Cap Fund along with the Value Stock Model (described above).


THE QUALITY OF EARNINGS MODEL--This model measures the quality of earnings that a company is reporting. The Quality of Earnings Model aims to differentiate between companies with aggressive and conservative accounting practices. Numeric believes that companies using aggressive accounting practices may be more prone to future earnings and revenue shocks whereas companies pursuing conservative accounting practices may have more of a cushion to make their estimates in the future. Careful analysis of balance sheet, income statement, accounting practices and cash flow statements leads to a Quality of Earnings score for each company. This model is used primarily with the N/I NUMERIC INVESTORS Small Cap Value and N/I NUMERIC INVESTORS Mid Cap Funds that have significant emphasis on the Value Stock Model.

THE CASH FLOW VALUATION MODEL--Similar to the Value Stock Model, this model seeks to measure whether a stock's current price is higher or lower than the price of alternative stocks with comparable cash flow. The Cash Flow Valuation Model measures the cash flow per share that a company is reporting, adjusted for capital expenditures and extraordinary items. The Cash Flow Valuation Model aims to differentiate between companies with significant or insufficient cash flow from operations. Where cash flow is significant relative to similar companies, and the market multiple paid for the cash flow per share is cheap, the model seeks to identify these stocks as attractive long positions. The Cash Flow Valuation Model is used as a supplement to the Value Stock Model with companies for which cash flow from operations may provide more insight into current valuation than earnings. This model is used primarily with the N/I NUMERIC INVESTORS Micro Cap and N/I NUMERIC INVESTORS Growth Funds that have significant exposure to higher growth stocks.

The Value Stock, Growth Stock, Quality of Earnings and Cash Flow Valuation Models are intentionally complementary to each other. The insights they provide about each stock are from different perspectives and Numeric believes each model tends to be more effective during periods when one of the others is less effective. Combined, Numeric believes they are more likely to generate more consistent excess returns. Numeric's models incorporate dozens of characteristics for the more than 2,000 companies analyzed, rapidly incorporating new market information during each trading day. The Funds' portfolio managers closely monitor this flow of information to identify what they believe are the most immediate investment opportunities.